ANNUAL REPORT

                                                      AUGUST 31, 1997

              TEMPLETON GLOBAL
              SMALLER COMPANIES FUND, INC.


               [Franklin Templeton LOGO]

[50 YEAR CELEBRATING SEAL]


CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

[Photo of Peter Nori]

PETER NORI
Portfolio Manager
Templeton Global Smaller Companies Fund, Inc.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Objective: The Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth by investing in common stocks and all types of common stock equivalents, including rights, warrants, and preferred stock, of companies of various nations throughout the world. The Fund seeks to achieve its objective by investing primarily in securities of smaller companies globally.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the annual report of the Templeton Global Smaller Companies Fund for the 12 months ended August 31, 1997. Spurred by stable interest rates, relatively subdued levels of inflation, and healthy corporate profits, global stock markets generally turned in strong performances. However, small cap equities, for the most part, did not fare as well as their large cap counterparts. Despite the lower prices of many small cap shares, a significant number of investors sought the safety and liquidity of well-known large cap stocks. Within this environment, Templeton Global Smaller Companies Fund Class I shares provided a 12-month cumulative total return of 24.20%, as discussed in the Performance Summary on page 6, outperforming its benchmark, the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which delivered a total return of 22.85% for the same period.

CONTENTS

Shareholder Letter ....................................................        1

Performance Summaries
   Class I ............................................................        6
   Class II ...........................................................       10
   Advisor Class ......................................................       13

Financial Highlights and Statement of Investments .....................       17

Financial Statements ..................................................       28

Notes to the Financial Statements .....................................       31

Independent Auditor's Report ..........................................       34

Tax Designation .......................................................       35


                             [FUND CATEGORY GRAPH]

                        [GEOGRAPHIC DISTRIBUTION CHART]


Europe was our largest geographic exposure during the reporting period. Most European stock markets appreciated as government efforts to meet standards for membership in the European Monetary Union contributed to lower interest rates, and privatization and restructuring helped many European companies generate healthy earnings. During the fiscal year, our holdings of Tiszai Vegyi Kombinat RT(*) (Hungary) rose substantially in value, and we realized profits by liquidating our position in Koninklijke Ahrend NV (Netherlands) and by selling some of our shares of Adecco SA (Switzerland). We purchased stock in Weir Group Plc., a leading U.K. manufacturer of engineering products, because we felt this company offers exciting prospects for growth.

In the U.S., investors continued to pour money into stocks, despite Alan Greenspan's December 1996 warning about "irrational exuberance." Although a 0.25% increase in the federal funds rate by the Federal Reserve Board in March 1997 sent share prices skidding, inflation remained benign, the economy grew moderately, and the market recovered. In July, Greenspan distanced himself from his December remarks as he commented on the remarkable productivity improvements achieved by U.S. corporations and the lack of inflationary pressures in the economy. By the end of the reporting period, the unmanaged Dow Jones(R) Industrial Average was up 38.6% from its level at the beginning of the period.(1) Rising stock prices of Quantum Corp., Gencorp Inc., Alex Brown Inc., and Airborne Freight Corp. provided solid gains for the Fund. However, identifying investment bargains in the U.S. became increasingly difficult for us, and our domestic exposure declined from 22.5% of total net assets on August 31, 1996, to 21.7% on August 31, 1997.

*A complete listing of all stocks in the portfolio as of August 31, 1997, begins on page 20.

(1.) Price appreciation includes reinvested dividends. Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc.

During the 12 months under review, strong corporate profits, improved economic fundamentals, and renewed interest from foreign investors contributed to the significant advance of many Latin American equity markets. The telecommunications industry generally performed well, benefiting our positions in Telebras-Telecomunicacoes Brasileiras SA and Telmex-Telefonos de Mexico SA. In our opinion, demand for telecommunication services should continue to grow, and deregulation of Brazil's telephone industry could position Telebras for further growth potential.

Asian equity markets posted mixed results for the reporting period. Hong Kong's market, buoyed by investor optimism concerning the colony's handover to China, appreciated 30.1%, and our holdings of Wing Hang Bank and the Hung Hing Printing Group Ltd. rose in value.(2) However, we continued to limit our exposure to Japan, whose stock market fell 18% in U.S. dollar terms during the fiscal year.(3) Based on standard measures such as price/earnings ratios, we believe that Japanese stocks remain among the world's most expensive, and we do not anticipate increasing our weighting there unless valuations fall substantially, or other circumstances change.



This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of August 31, 1997, and the Fund's holdings can be expected to change with market developments and management of the


  TOP 10 HOLDINGS
  8/31/97

COMPANY                                                                % OF TOTAL
INDUSTRY, COUNTRY                                                       NET ASSETS
----------------------------------------------------------------------------------
News Corporation Ltd. Broadcasting & Publishing, Australia                   1.7%

Gesa-Gas Y Electridad SA Utilities - Electrical & Gas, Spain               1.1%

Conseco Inc. Insurance, U.S.                                               1.1%

Internatio-Mueller NV Health & Personal Care, Netherlands                  1.0%

Fairfax Financial Holdings Ltd. Insurance, Canada                          1.0%

Weir Group Plc. Industrial Components, United Kingdom                      1.0%

Hollandsche Beton Groep NV Construction & Housing, Netherlands             1.0%

Wing Hang Bank Banking, Hong Kong                                          0.9%

Banco de Andalucia Banking, Spain                                          0.9%

Yizheng Chemical Fibre Co. Ltd., H Textiles & Apparel, China               0.9%


For a complete list of portfolio holdings, please see page 20 of this report.


(2.) Price appreciation is measured in U.S. dollars, and includes reinvested dividends.

(3.) Price depreciation includes reinvested dividends.

TOP 10 INDUSTRIES
8/31/97

                                                            % OF TOTAL
INDUSTRY                                                     NET ASSETS
-----------------------------------------------------------------------
Food & Household Products                                       5.9%

Banking                                                         5.5%

Transportation                                                  5.4%

Insurance                                                       5.1%

Metals & Mining                                                 5.0%

Merchandising                                                   4.7%

Health & Personal Care                                          4.5%

Forest Products & Paper                                         4.1%

Textile & Apparel                                               3.8%

Construction & Housing                                          3.7%

portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

It is important to remember that there are special risks associated with foreign investments in smaller companies, which are heightened in emerging markets. These include political, social and economic uncertainties, price volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. In addition, emerging markets are relatively small and less liquid. Although the short-term price volatility of smaller companies and emerging markets can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, Hong Kong's equity market has increased 1,089% in the last 15 years, but has suffered five quarterly declines of more than 20% during that time.(4) These special risks and other considerations are discussed in the Fund's prospectus.

Looking forward, we remain optimistic about the long-term potential of global equity markets, but are concerned with short-term stock valuations. Our team of analysts will continue to scour the globe looking for out-of-favor securities trading at depressed levels relative to long-term "normalized" earnings. To us, normalized earnings represent what a company could earn in the middle of a typical economic cycle, and their calculation requires us to estimate earnings and cash flow for the next five years. We then purchase stocks that we consider undervalued and on average hold them for five years. In our opinion, this approach should produce attractive returns over the long term.


(4.) Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1997.

We appreciate your support, welcome your comments, and look forward to serving you in the future.

Sincerely,



/s/ Peter A. Nori
Peter A. Nori, CFA
Portfolio Manager
Templeton Global Smaller Companies Fund, Inc.


The lead portfolio manager of the Fund since June 1997 is Peter A. Nori. Mr. Nori is a vice president of Templeton Investment Counsel, Inc. He holds a BS in finance and an MBA with an emphasis in finance from the University of San Francisco. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research. Mr. Nori completed Franklin's management training program before moving into portfolio research in 1990 as an equity analyst and co-portfolio manager of the Franklin Convertible Securities Fund. He joined the Templeton organization in 1994. As a portfolio manager and research analyst, Mr. Nori currently manages several separate accounts and a variable annuity product. He has global research responsibilities for the steel and data processing industries, and country coverage of Austria.

Simon Rudolph exercises secondary portfolio management responsibilities for the Fund. Mr. Rudolph is a vice president of Templeton Investment Counsel, Inc. He holds a BA in economic history from Durham University in England, and is a Chartered Accountant and a member of the Institute of Chartered Accountants of England and Wales. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley and was responsible for analysis of continental European insurance companies. Currently, Mr. Rudolph has research responsibilities for the shipping industry, small-cap Asian companies and country coverage of India.


TOP 10 COUNTRIES REPRESENTED IN THE FUND*
Equity Investments
8/31/97

                                                     % OF TOTAL
COUNTRY                                               NET ASSETS
----------------------------------------------------------------
United States                                            21.7%

Hong Kong                                                 9.9%

Netherlands                                               7.0%

United Kingdom                                            5.9%

Spain                                                     4.6%

Switzerland                                               4.0%

Sweden                                                    3.8%

Canada                                                    3.7%

China                                                     3.5%

Australia                                                 3.2%


*Does not include short-term obligations and other net assets. See portfolio holdings beginning on page 20.

PERFORMANCE SUMMARY


CLASS I

Templeton Global Smaller Companies Fund - Class I produced a cumulative total return of 24.20% for the 12-month period ended August 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the Fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the Fund delivered a cumulative total return of more than 173% for the 10-year period ended August 31, 1997.

The price of the Fund's shares increased 98 cents ($0.98), from $8.55 on August 31, 1996, to $9.53 on August 31, 1997. During this time, shareholders received distributions of 12.5 cents ($0.125) per share in dividend income and 79 cents ($0.79) per share in capital gains, of which 78 cents ($0.78) represented long-term gains and 1 cent ($0.01) represented short-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 8 compares the performance of the Fund's Class I shares over the past ten years with that of the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index,



Past performance is not predictive of future results.

which includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



Past performance is not predictive of future results.

CLASS I

Total Return Index Comparison
$10,000 Investment (8/31/87 - 8/31/97)


8/87      $10,000   $10,000   $10,000
9/87       $9,771    $9,827   $10,049
10/87      $7,152    $8,160   $10,075
11/87      $6,841    $7,964   $10,089
12/87      $7,188    $8,310   $10,088
1/88       $7,624    $8,514   $10,113
2/88       $8,256    $9,010   $10,139
3/88       $8,495    $9,284   $10,183
4/88       $8,559    $9,403   $10,235
5/88       $8,416    $9,217   $10,271
6/88       $9,004    $9,205   $10,315
7/88       $9,112    $9,380   $10,357
8/88       $8,841    $8,867   $10,401
9/88       $9,160    $9,244   $10,472
10/88      $9,364    $9,861   $10,506
11/88      $9,148   $10,206   $10,516
12/88      $9,260   $10,300   $10,533
1/89       $9,704   $10,675   $10,586
2/89       $9,653   $10,609   $10,628
3/89       $9,819   $10,543   $10,689
4/89      $10,162   $10,788   $10,760
5/89      $10,530   $10,525   $10,821
6/89      $10,492   $10,408   $10,848
7/89      $11,013   $11,586   $10,874
8/89      $11,356   $11,308   $10,892
9/89      $11,267   $11,629   $10,926
10/89     $10,760   $11,243   $10,979
11/89     $10,800   $11,694   $11,004
12/89     $10,913   $12,071   $11,022
1/90      $10,232   $11,510   $11,126
2/90      $10,545   $11,018   $11,170
3/90      $10,804   $10,355   $11,213
4/90      $10,545   $10,207   $11,248
5/90      $11,322   $11,284   $11,266
6/90      $11,308   $11,205   $11,335
7/90      $11,145   $11,309   $11,388
8/90       $9,823   $10,253   $11,484
9/90       $8,897    $9,173   $11,562
10/90      $8,698   $10,032   $11,641
11/90      $8,935    $9,869   $11,667
12/90      $9,203   $10,078   $11,710
1/91       $9,864   $10,448   $11,781
2/91      $10,893   $11,417   $11,798
3/91      $11,431   $11,082   $11,816
4/91      $11,569   $11,171   $11,833
5/91      $12,030   $11,426   $11,867
6/91      $11,677   $10,722   $11,904
7/91      $12,214   $11,230   $11,921
8/91      $12,445   $11,197   $11,956
9/91      $12,414   $11,492   $12,009
10/91     $12,410   $11,681   $12,026
11/91     $12,113   $11,174   $12,061
12/91     $12,840   $11,989   $12,070
1/92      $13,369   $11,769   $12,087
2/92      $13,711   $11,568   $12,131
3/92      $13,284   $11,025   $12,192
4/92      $13,472   $11,180   $12,210
5/92      $13,881   $11,627   $12,227
6/92      $13,574   $11,239   $12,271
7/92      $13,420   $11,270   $12,298
8/92      $13,147   $11,547   $12,332
9/92      $12,942   $11,443   $12,367
10/92     $12,889   $11,135   $12,411
11/92     $12,974   $11,337   $12,428
12/92     $13,314   $11,431   $12,420
1/93      $13,877   $11,471   $12,482
2/93      $14,159   $11,744   $12,525
3/93      $14,766   $12,428   $12,570
4/93      $14,962   $13,006   $12,604
5/93      $15,243   $13,308   $12,622
6/93      $15,048   $13,198   $12,639
7/93      $15,157   $13,472   $12,639
8/93      $16,132   $14,092   $12,674
9/93      $16,197   $13,834   $12,700
10/93     $16,763   $14,219   $12,753
11/93     $16,654   $13,415   $12,762
12/93     $17,554   $14,074   $12,761
1/94      $18,499   $15,005   $12,797
2/94      $18,169   $14,813   $12,841
3/94      $17,532   $14,177   $12,885
4/94      $17,686   $14,617   $12,903
5/94      $17,620   $14,658   $12,911
6/94      $16,895   $14,619   $12,955
7/94      $17,444   $14,900   $12,989
8/94      $18,103   $15,351   $13,042
9/94      $17,927   $14,951   $13,077
10/94     $17,743   $15,378   $13,086
11/94     $16,944   $14,715   $13,104
12/94     $16,748   $14,860   $13,104
1/95      $16,298   $14,639   $13,155
2/95      $16,636   $14,856   $13,208
3/95      $16,996   $15,575   $13,252
4/95      $17,740   $16,120   $13,296
5/95      $18,281   $16,261   $13,322
6/95      $18,777   $16,259   $13,348
7/95      $19,701   $17,076   $13,348
8/95      $19,769   $16,699   $13,384
9/95      $20,017   $17,189   $13,409
10/95     $19,331   $16,921   $13,454
11/95     $19,478   $17,512   $13,453
12/95     $19,705   $18,028   $13,444
1/96      $20,247   $18,356   $13,523
2/96      $20,841   $18,471   $13,567
3/96      $21,151   $18,782   $13,637
4/96      $21,667   $19,227   $13,689
5/96      $22,081   $19,247   $13,715
6/96      $22,235   $19,348   $13,724
7/96      $21,332   $18,668   $13,750
8/96      $22,081   $18,887   $13,777
9/96      $22,442   $19,629   $13,821
10/96     $22,764   $19,770   $13,864
11/96     $23,403   $20,881   $13,891
12/96     $24,057   $20,551   $13,891
1/97      $24,517   $20,801   $13,935
2/97      $24,776   $21,044   $13,976
3/97      $24,661   $20,632   $14,018
4/97      $24,632   $21,309   $14,032
5/97      $25,812   $22,629   $14,018
6/97      $26,819   $23,760   $14,032
7/97      $27,567   $24,859   $14,046
8/97      $27,481   $23,200   $14,074

___ Templeton Global  ..... MSCI World Index**   ----- Consumer
    Smaller Companies                                  Price Index***
    Fund*


THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge, and on January 1, 1993, the Fund implemented a Rule 12b-1 plan. Such expenses will affect subsequent performance. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics (9/30/97).

Past performance is not predictive of future results.

CLASS I
Periods ended 8/31/97

                                                                                                          SINCE
                                                                                                        INCEPTION
                                                    1-YEAR           5-YEAR             10-YEAR          (6/1/81)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             24.20%           108.60%           173.57%           886.27%
Average Annual Total Return(2)                         17.08%            14.48%             9.93%            14.71%
Value of $10,000 Investment(3)                    $   11,708        $   19,660        $   25,784        $   92,940

                                        8/31/93      8/31/94           8/31/95           8/31/96           8/31/97
-------------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                  22.71%       12.22%             9.20%            11.69%            24.20%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 5.75% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include the maximum 5.75% initial sales charge. See Note below.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include the sales charge.

Note: Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

CLASS II

Templeton Global Smaller Companies Fund - Class II produced a cumulative total return of 23.42% for the 12-month period ended August 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The price of the Fund's shares increased 95 cents ($0.95), from $8.47 on August 31, 1996, to $9.42 on August 31, 1997. During this time, shareholders received distributions of 8.25 cents ($0.0825) per share in dividend income and 79 cents ($0.79) per share in capital gains, of which 78 cents ($0.78) represented long-term gains and 1 cent ($0.01) represented short-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class II shares since inception with that of the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the



Past performance is not predictive of future results.

Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                              TEMPLETON GLOBAL          MSCI           CPI
                              SMALLER COMPANIES         WORLD
                              FUND - ADVISOR CLASS      INDEX

8/87                                    $10,000         $10,000        $10,000
9/87                                    $ 9,771         $ 9,827        $10,049
10/87                                   $ 7,152         $ 8,160        $10,075
11/87                                   $ 6,841         $ 7,964        $10,089
12/87                                   $ 7,188         $ 8,310        $10,088
1/88                                    $ 7,624         $ 8,514        $10,113
2/88                                    $ 8,256         $ 9,010        $10,139
3/88                                    $ 8,495         $ 9,284        $10,183
4/88                                    $ 8,559         $ 9,403        $10,235
5/88                                    $ 8,416         $ 9,217        $10,271
6/88                                    $ 9,004         $ 9,205        $10,315
7/88                                    $ 9,112         $ 9,380        $10,357
8/88                                    $ 8,841         $ 8,867        $10,401
9/88                                    $ 9,160         $ 9,244        $10,472
10/88                                   $ 9,364         $ 9,861        $10,506
11/88                                   $ 9,148         $10,206        $10,516
12/88                                   $ 9,260         $10,300        $10,533
1/89                                    $ 9,704         $10,675        $10,586
2/89                                    $ 9,653         $10,609        $10,628
3/89                                    $ 9,819         $10,543        $10,689
4/89                                    $10,162         $10,788        $10,760
5/89                                    $10,530         $10,525        $10,821
6/89                                    $10,492         $10,408        $10,848
7/89                                    $11,013         $11,586        $10,874
8/89                                    $11,356         $11,308        $10,892
9/89                                    $11,267         $11,629        $10,926
10/89                                   $10,760         $11,243        $10,979
11/89                                   $10,800         $11,694        $11,004
12/89                                   $10,913         $12,071        $11,022
1/90                                    $10,232         $11,510        $11,126
2/90                                    $10,545         $11,018        $11,170
3/90                                    $10,804         $10,355        $11,213
4/90                                    $10,545         $10,207        $11,248
5/90                                    $11,322         $11,284        $11,266
6/90                                    $11,308         $11,205        $11,335
7/90                                    $11,145         $11,309        $11,388
8/90                                    $ 9,823         $10,253        $11,484
9/90                                    $ 8,897         $ 9,173        $11,562
10/90                                   $ 8,698         $10,032        $11,641
11/90                                   $ 8,935         $ 9,869        $11,667
12/90                                   $ 9,203         $10,078        $11,710
1/91                                    $ 9,864         $10,448        $11,781
2/91                                    $10,893         $11,417        $11,798
3/91                                    $11,431         $11,082        $11,816
4/91                                    $11,569         $11,171        $11,833
5/91                                    $12,030         $11,426        $11,867
6/91                                    $11,677         $10,722        $11,904
7/91                                    $12,214         $11,230        $11,921
8/91                                    $12,445         $11,197        $11,956
9/91                                    $12,414         $11,492        $12,009
10/91                                   $12,410         $11,681        $12,026
11/91                                   $12,113         $11,174        $12,061
12/91                                   $12,840         $11,989        $12,070
1/92                                    $13,369         $11,769        $12,087
2/92                                    $13,711         $11,568        $12,131
3/92                                    $13,284         $11,025        $12,192
4/92                                    $13,472         $11,180        $12,210
5/92                                    $13,881         $11,627        $12,227
6/92                                    $13,574         $11,239        $12,271
7/92                                    $13,420         $11,270        $12,298
8/92                                    $13,147         $11,547        $12,332
9/92                                    $12,942         $11,443        $12,367
10/92                                   $12,889         $11,135        $12,411
11/92                                   $12,974         $11,337        $12,428
12/92                                   $13,314         $11,431        $12,420
1/93                                    $13,877         $11,471        $12,482
2/93                                    $14,159         $11,744        $12,525
3/93                                    $14,766         $12,428        $12,570
4/93                                    $14,962         $13,006        $12,604
5/93                                    $15,243         $13,308        $12,622
6/93                                    $15,048         $13,198        $12,639
7/93                                    $15,157         $13,472        $12,639
8/93                                    $16,132         $14,092        $12,674
9/93                                    $16,197         $13,834        $12,700
10/93                                   $16,763         $14,217        $12,753
11/93                                   $16,654         $13,415        $12,762
12/93                                   $17,554         $14,074        $12,761
1/94                                    $18,499         $15,005        $12,797
2/94                                    $18,169         $14,813        $12,841
3/94                                    $17,532         $14,177        $12,885
4/94                                    $17,686         $14,617        $12,903
5/94                                    $17,620         $14,658        $12,911
6/94                                    $16,895         $14,619        $12,955
7/94                                    $17,444         $14,900        $12,989
8/94                                    $18,103         $15,351        $13,042
9/94                                    $17,927         $14,951        $13,077
10/94                                   $17,743         $15,378        $13,086
11/94                                   $16,944         $14,715        $13,104
12/94                                   $16,748         $14,860        $13,104
1/95                                    $16,298         $14,639        $13,155
2/95                                    $16,636         $14,856        $13,208
3/95                                    $16,996         $15,575        $13,252
4/95                                    $17,740         $16,120        $13,296
5/95                                    $18,281         $16,261        $13,322
6/95                                    $18,777         $16,259        $13,348
7/95                                    $19,701         $17,076        $13,348
8/95                                    $19,769         $16,699        $13,384
9/95                                    $20,017         $17,189        $13,409
10/95                                   $19,331         $16,921        $13,454
11/95                                   $19,478         $17,512        $13,453
12/95                                   $19,705         $18,028        $13,444
1/96                                    $20,247         $18,356        $13,523
2/96                                    $20,841         $18,471        $13,567
3/96                                    $21,151         $18,782        $13,637
4/96                                    $21,667         $19,227        $13,689
5/96                                    $22,081         $19,247        $13,715
6/96                                    $22,235         $19,348        $13,724
7/96                                    $21,332         $18,668        $13,750
8/96                                    $22,081         $18,887        $13,777
9/96                                    $22,442         $19,629        $13,821
10/96                                   $22,764         $19,770        $13,864
11/96                                   $23,403         $20,881        $13,891
12/96                                   $24,057         $20,551        $13,891
1/97                                    $24,517         $20,801        $13,935
2/97                                    $24,776         $21,044        $13,976
3/97                                    $24,661         $20,632        $14,018
4/97                                    $24,632         $21,309        $14,032
5/97                                    $25,812         $22,629        $14,018
6/97                                    $26,819         $23,760        $14,032
7/97                                    $27,567         $24,859        $14,046
8/97                                    $27,481         $23,200        $14,074

TOTAL RETURN:                           174.81%

NOTE - All currencies are in US Dollars



                                                                    SINCE
                                                                   INCEPTION
                                                        1-YEAR      (5/1/95)
--------------------------------------------------------------------------------
Average Annual Total Return****                         21.13%       19.10%

THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics (9/30/97).

****Please see table on page 12.



Past performance is not predictive of future results.

CLASS II
Periods ended 8/31/97

                                                            SINCE
                                                           INCEPTION
                                               1-YEAR      (5/1/95)
-----------------------------------------------------------------
  Cumulative Total Return(1)                   23.42%       51.96%
  Average Annual Total Return(2)               21.13%       19.10%
  Value of $10,000 Investment(3)              $12,113      $15,044

(1.) Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. It includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within the first 18 months of investment.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.

ADVISOR CLASS

Templeton Global Smaller Companies Fund - Advisor Class produced a cumulative total return of 14.65% for the period from January 2, 1997 (commencement of sales), through August 31, 1997. The price of the Fund's shares increased $1.22, from $8.33 to $9.55 over the same period.

The graph on the following page compares the performance of the Fund's Advisor Class shares over a ten-year period with that of the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index. For periods prior to January 2, 1997, the Fund performance is that of the Fund's Class I shares, excluding the initial sales charge, but including Class I expenses. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



Past performance is not predictive of future results.

ADVISOR CLASS
Total Return index Comparison
$10,000 Investment (8/31/87 - 8/31/97)


                              TEMPLETON GLOBAL          MSCI           CPI
                              SMALLER COMPANIES         WORLD
                              FUND - CLASS II           INDEX

5/1/95                                  $ 9,899         $10,000        $10,000
5/95                                    $10,202         $10,088        $10,020
6/95                                    $10,479         $10,086        $10,040
7/95                                    $10,982         $10,593        $10,039
8/95                                    $11,020         $10,359        $10,067
9/95                                    $11,146         $10,663        $10,086
10/95                                   $10,747         $10,497        $10,119
11/95                                   $10,829         $10,863        $10,118
12/95                                   $10,936         $11,183        $10,111
1/96                                    $11,238         $11,387        $10,171
2/96                                    $11,570         $11,458        $10,204
3/96                                    $11,728         $11,651        $10,256
4/96                                    $12,002         $11,927        $10,296
5/96                                    $12,232         $11,940        $10,316
6/96                                    $12,319         $12,002        $10,322
7/96                                    $11,800         $11,581        $10,342
8/96                                    $12,203         $11,716        $10,362
9/96                                    $12,405         $12,177        $10,395
10/96                                   $12,565         $12,264        $10,428
11/96                                   $12,920         $12,953        $10,448
12/96                                   $13,271         $12,748        $10,448
1/97                                    $13,510         $12,904        $10,480
2/97                                    $13,654         $13,054        $10,512
3/97                                    $13,558         $12,799        $10,554
4/97                                    $13,542         $13,219        $10,554
5/97                                    $14,166         $14,038        $10,543
6/97                                    $14,726         $14,739        $10,554
7/97                                    $15,109         $15,421        $10,565
8/97                                    $15,061         $14,392        $10,586

TOTAL RETURN:                            50.61%

NOTE - Includes sales charge
NOTE - All currencies are in US Dollars


THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S ADVISOR CLASS SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of dividends and capital gains at net asset value. Effective January 2, 1997, the Fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees: and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics (9/30/97).



Past performance is not predictive of future results.

ADVISOR CLASS
Periods ended 8/31/97

                                                                                                           SINCE
                                                                                                         INCEPTION
                                                                                                        OF THE FUND
                                                     1-YEAR            5-YEAR          10-YEAR            (6/1/81)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             24.46%           109.03%           174.81%           888.34%
Average Annual Total Return(1)                         24.46%            15.89%            10.64%            15.14%
Value of $10,000 Investment(2)                    $   12,446         $  20,903        $   27,481        $   98,834
                                        8/31/93      8/31/94           8/31/95           8/31/96           8/31/97
-------------------------------------------------------------------------------------------------------------------
One-Year Total Return(3)                  22.71%       12.22%             9.20%            11.69%            24.46%

Effective January 2, 1997, the Fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 14.65%.

(1.) Cumulative total return represents the change in value of an investment over the indicated periods. Average annual total return represents the average annual change in value of an investment over the indicated periods.

(2.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods.

(3.) One-year total return represents the change in value of an investment over the periods ended on the dates indicated.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.

TEMPLETON GLOBAL SMALLER
COMPANIES FUND


CLASS I

If you had invested $10,000 in Templeton Global Smaller Companies Fund - Class I at inception, it would be worth more than $92,000 today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on June 1, 1981 (inception), with income dividends and capital gains reinvested through August 31, 1997.*

 6/ 1/81    $ 9,423    $     0               $     0               $ 9,423
12/31/81    $ 9,152    $   201    $ 9,352    $     4    $ 9,156    $ 9,356
12/31/82    $11,507    $   706    $12,214    $   506    $12,013    $12,720
12/30/83    $14,065    $ 1,266    $15,331    $ 2,342    $16,407    $17,674
12/31/84    $13,015    $ 1,588    $14,603    $ 3,143    $16,157    $17,746
12/31/85    $15,317    $ 2,405    $17,722    $ 5,464    $20,781    $23,186
12/31/86    $16,808    $ 3,341    $20,149    $ 7,413    $24,221    $27,562
12/31/87    $13,456    $ 3,450    $16,905    $ 7,457    $20,912    $24,362
12/30/88    $15,012    $ 4,681    $19,693    $11,688    $26,701    $31,381
12/29/89    $16,495    $ 6,039    $22,534    $14,451    $30,946    $36,984
12/31/90    $12,335    $ 5,325    $17,660    $13,529    $25,865    $31,190
12/31/91    $15,486    $ 7,503    $22,989    $20,526    $36,012    $43,515
12/31/92    $12,644    $ 7,076    $19,720    $25,400    $38,044    $45,120
12/31/93    $16,454    $ 9,750    $26,204    $33,286    $49,740    $59,490
12/30/94    $15,301    $ 9,825    $25,125    $31,636    $46,937    $56,761
12/29/95    $15,713    $11,015    $26,727    $40,052    $55,765    $66,780
12/31/96    $17,216    $13,202    $30,417    $51,112    $68,328    $81,529
 8/31/97    $19,625    $15,049    $34,674    $58,265    $77,890    $92,940

*Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class I shares implemented a plan of distribution under Rule 12b-1, which will affect subsequent performance.

All figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. This was a period of generally rising securities prices.

The historical data shown above pertain only to Class I shares of the Fund. The Fund offers other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.



Past performance is not predictive of future results.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights

                                                                                  CLASS I
                                                 --------------------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                 --------------------------------------------------------------------------
                                                    1997            1996            1995            1994            1993
                                                 --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year............        $8.55           $8.77           $8.24           $7.44           $7.70
                                                 --------------------------------------------------------------------------
Income from investment operations:
 Net investment income........................          .13             .16             .11             .09             .10
 Net realized and unrealized gains............         1.77             .72             .62             .81            1.23
                                                 --------------------------------------------------------------------------
Total from investment operations..............         1.90             .88             .73             .90            1.33
                                                 --------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income.........         (.13)           (.12)           (.11)           (.07)           (.15)
 Distributions from net realized gains........         (.79)           (.98)           (.09)           (.03)          (1.41)
 In excess of net realized gains..............                           --              --              --            (.03)
                                                 --------------------------------------------------------------------------
Total distributions...........................         (.92)          (1.10)           (.20)           (.10)          (1.59)
                                                 --------------------------------------------------------------------------
Net asset value, end of year..................        $9.53           $8.55           $8.77           $8.24           $7.44
                                                 ==========================================================================
Total return*.................................       24.20%          11.69%           9.20%          12.22%          22.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...............   $1,881,547      $1,544,214      $1,447,155      $1,409,494      $1,129,848
Ratios to average net assets:
 Expenses.....................................        1.30%           1.27%           1.36%           1.36%           1.29%
 Net investment income........................        1.43%           1.93%           1.32%           1.17%           1.70%
Portfolio turnover rate.......................       25.60%          32.71%          18.79%          28.06%          28.73%
Average commission rate paid**................       $.0009          $.0068              --              --              --

*Total return does not reflect sales commissions.
**Relates to purchases and sales of equity securities. Prior to fiscal year end
  1996 disclosure of average commission rate was not required.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights (continued)

                                                                                              CLASS II
                                                                                 ----------------------------------
                                                                                       YEAR ENDED AUGUST 31,
                                                                                 ----------------------------------
                                                                                   1997          1996       1995+
                                                                                 ----------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year............................................      $8.47         $8.75       $7.87
                                                                                  ---------------------------------
Income from investment operations:
 Net investment income........................................................        .07           .13          --
 Net realized and unrealized gains............................................       1.75           .67         .88
                                                                                  ---------------------------------
Total from investment operations..............................................       1.82           .80         .88
                                                                                  ---------------------------------
Less distributions:
 Dividends from net investment income.........................................       (.08)         (.10)         --
 Distributions from net realized gains........................................       (.79)         (.98)         --
                                                                                  ---------------------------------
Total distributions...........................................................       (.87)        (1.08)         --
                                                                                  ---------------------------------
Net asset value, end of year..................................................      $9.42         $8.47       $8.75
                                                                                  =================================
Total return*.................................................................     23.42%        10.74%      11.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...............................................    $43,071       $15,483      $2,569
Ratios to average net assets:
 Expenses.....................................................................      2.05%         2.07%       2.11%***
 Net investment income........................................................       .75%         1.23%        .16%***
Portfolio turnover rate.......................................................     25.60%        32.71%      18.79%
Average commission rate paid**................................................     $.0009        $.0068          --

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Relates to purchases and sales of equity securities. Prior to fiscal year end
  1996 disclosure of average commission rate was not required.
***Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights (continued)

                                                                                                    ADVISOR CLASS
                                                                                                    -------------
                                                                                                       1997++
                                                                                                    -------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period.............................................................        $8.33
                                                                                                     ------------
Income from investment operations:
 Net investment income...........................................................................          .10
 Net realized and unrealized gain................................................................         1.12
                                                                                                      -----------
Total from investment operations.................................................................         1.22
                                                                                                      -----------
Net asset value, end of period...................................................................        $9.55
                                                                                                      ===========
Total return*....................................................................................       14.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................................................................      $ 7,895
Ratios to average net assets:
 Expenses........................................................................................        1.05%***
 Net investment income...........................................................................        2.18%***
Portfolio turnover rate..........................................................................       25.60%
Average commission rate paid**...................................................................      $ .0009

*Total return is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized.
++For the period January 2, 1997 (effective date) to August 31, 1997.

                       See notes to financial statements.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997

                                                                 COUNTRY              SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS AND WARRANTS 85.9%
AEROSPACE & MILITARY TECHNICAL SYSTEMS 0.7%
*Banner Aerospace Inc.......................................  United States              325,000         $    3,514,062
Celsius AB, B...............................................      Sweden                 450,000              8,397,441
Hong Kong Aircraft Engineering Co. Ltd......................    Hong Kong                709,800              2,335,622
                                                                                                         --------------
                                                                                                             14,247,125
                                                                                                         --------------
APPLIANCES & HOUSEHOLD DURABLES 2.0%
Chofu Seisaku Co. Ltd.......................................      Japan                   78,500              1,201,696
Fisher & Paykel Ltd.........................................   New Zealand             2,267,709              7,605,824
Guangdong Kelon Electrical Hldgs Ltd., H, 144A..............      China               11,152,000             13,886,935
*Mohawk Industries..........................................  United States              200,000              5,175,000
+Rival Co...................................................  United States              555,000             10,198,125
                                                                                                         --------------
                                                                                                             38,067,580
                                                                                                         --------------
AUTOMOBILES 1.3%
Bertrand Faure..............................................      France                  19,250                938,066
Catena, A...................................................      Sweden                 320,000              4,549,725
Ciadea SA...................................................    Argentina                441,960              1,136,724
Jardine International Motor Holdings Ltd....................    Hong Kong              2,057,000              2,335,841
Qing Ling Motors Co. Ltd., H................................      China               10,525,000              5,941,916
Tofas Turk Otomobil Fabrikasi AS, GDR.......................      Turkey              25,226,775              6,811,229
Weifu Fuel Injection Co. Ltd................................      China                4,745,850              2,755,833
                                                                                                         --------------
                                                                                                             24,469,334
                                                                                                         --------------
BANKING 5.1%
Banco de Andalucia..........................................      Spain                  110,000             17,472,117
Banco de Valencia SA........................................      Spain                  101,828              2,131,159
Banco Pastor SA.............................................      Spain                   51,000              3,580,239
BPI Socieda de Gestora de Participacoes Socias SA...........     Portugal                301,230              5,922,572
Commercial Intl Bank Ltd., GDR, 144A........................      Egypt                  450,000             11,250,000
Fokus Bank AS...............................................      Norway                 774,300              6,057,551
Fokus Bank AS, 144A.........................................      Norway                 223,400              1,747,717
*Golden State Bancorp Inc...................................  United States              120,000              3,465,000
Korea Long Term Credit Bank.................................   South Korea               191,980              2,194,597
National Bank of Canada.....................................      Canada                 893,200             11,516,030
Pacific Century Financial Corp..............................  United States               68,067              3,356,554
Singapore Finance Ltd., fgn.................................    Singapore              1,036,000              1,302,283
Union Bank of Norway, Primary Capital Cert..................      Norway                 314,000              9,490,084
Wing Hang Bank..............................................    Hong Kong              4,200,000             17,885,025
                                                                                                         --------------
                                                                                                             97,370,928
                                                                                                         --------------
BEVERAGES & TOBACCO 0.5%
Sinocan Holdings Ltd........................................    Hong Kong             21,764,000              8,987,006
                                                                                                         --------------
BROADCASTING & PUBLISHING 3.0%
Cordiant Plc................................................  United Kingdom           1,096,480              2,096,690
Hollinger International Inc., A.............................  United States              180,000              2,317,500
Marieberg Tidnings AB, A....................................      Sweden                 370,700              9,552,911
News Corp. Ltd..............................................    Australia              8,332,115             31,795,040
Sing Tao Holdings Ltd.......................................    Hong Kong              1,881,140              1,001,317

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                 COUNTRY              SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS AND WARRANTS (CONT.)
BROADCASTING & PUBLISHING (CONT.)
South China Morning Post Holdings Ltd.......................    Hong Kong             12,150,000         $    9,799,019
+Wace Group Plc.............................................  United Kingdom           4,831,400              2,113,919
                                                                                                         --------------
                                                                                                             58,676,396
                                                                                                         --------------
BUILDING MATERIALS & COMPONENTS 3.4%
Anglian Group Plc...........................................  United Kingdom             283,730              1,080,500
Congoleum Corp., A..........................................  United States              320,000              3,680,000
Cristaleria Espanola SA.....................................      Spain                   82,550              6,417,908
Gujarat Ambuja Cements Ltd..................................      India                  194,000              1,619,997
Hepworth Plc................................................  United Kingdom           1,128,400              3,776,023
Keumkang Co. Ltd............................................   South Korea                29,300              1,480,421
*Mirgor SA Comercial Industrial Financiera Inmobi Sponsored
  ADR C.....................................................    Argentina                359,000              1,068,025
*Mirgor SA Comercial Industrial Financiera Inmobi Sponsored
  ADR C, 144A...............................................    Argentina                431,000              1,282,225
Pioneer International Ltd...................................    Australia              3,000,000             10,102,347
Sarna Kunststoff Holding AG.................................   Switzerland                 6,570              7,571,006
Schuttersveld NV............................................   Netherlands               220,694              5,342,261
+Shelter Components Corp....................................  United States              510,000              6,885,000
Siam City Cement, fgn.......................................     Thailand              1,160,600              3,869,798
Suez Cement Co., GDR, 144A..................................      Egypt                  188,000              3,905,700
Uralita SA..................................................      Spain                  814,000              8,144,272
                                                                                                         --------------
                                                                                                             66,225,483
                                                                                                         --------------
BUSINESS & PUBLIC SERVICES 3.2%
Adecco SA...................................................   Switzerland                12,000              4,089,427
*Healthcare Services Group Inc..............................  United States              365,100              4,951,669
*ISS International Service System AS,B......................     Denmark                 331,500              9,786,725
Kardex AG, br...............................................   Switzerland                   940                264,646
Koninklijke Ahrend NV.......................................   Netherlands               340,720             11,147,788
Lex Service Plc.............................................  United Kingdom           1,681,000             12,067,656
*Magellan Health Services Inc...............................  United States              250,000              7,625,000
*Novacare Inc...............................................  United States              296,300              4,463,019
Scribona AB, A..............................................      Sweden                 225,400              2,646,749
Scribona AB, B..............................................      Sweden                 480,400              5,641,074
                                                                                                         --------------
                                                                                                             62,683,753
                                                                                                         --------------
CHEMICALS 2.4%
Crompton & Knowles Corp.....................................  United States              163,383              4,125,421
Energia e Industrias Aragonesas Eia S.......................      Spain                1,641,000             11,196,956
European Vinyls Corp. EVC International NV..................   Netherlands                42,381                969,602
Gurit Heberlein AG Wattwil SG, br...........................   Switzerland                 4,000             13,438,602
Tessenderlo Chemie..........................................     Belgium                 150,000              7,205,636
Tiszai Vegyi Kombinat RT, GDR, 144A.........................     Hungary                 439,655              8,529,307
                                                                                                         --------------
                                                                                                             45,465,524
                                                                                                         --------------
CONSTRUCTION & HOUSING 3.5%
Dragados y Construcciones SA................................      Spain                  208,000              3,896,077
Grupo Acciona SA............................................      Spain                   23,051              2,896,120
Halla Engineering & Construction Corporation................   South Korea               132,200              4,365,163
*Halla Engineering & Construction Corporation, rts..........   South Korea                31,752                288,495

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                 COUNTRY              SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS AND WARRANTS (CONT.)
CONSTRUCTION & HOUSING (CONT.)
Hollandsche Beton Groep NV..................................   Netherlands               850,920         $   18,839,557
Kaufman & Broad Home Corp...................................  United States              625,000             12,500,000
Kumagai Gumi Hong Kong Ltd..................................    Hong Kong              6,889,000             12,934,376
*Kumagai Gumi Hong Kong Ltd., wts...........................    Hong Kong                155,200                154,209
*+Schuler Homes Inc.........................................  United States            1,032,000              6,063,000
*Sociedade Construcoes Soares da Costa SA...................     Portugal                115,000                892,106
Wai Kee Holdings Ltd........................................    Hong Kong             17,848,000              4,721,388
*Wai Kee Holdings Ltd., wts.................................    Hong Kong              2,677,200                345,467
                                                                                                         --------------
                                                                                                             67,895,958
                                                                                                         --------------
DATA PROCESSING & REPRODUCTION 1.2%
Axime SA....................................................      France                  87,942              9,164,546
*Quantum Corp...............................................  United States              410,000             14,375,625
                                                                                                         --------------
                                                                                                             23,540,171
                                                                                                         --------------
ELECTRICAL & ELECTRONICS 0.8%
Dongfang Electrical Machinery Co. Ltd., H...................      China                4,648,000              2,189,199
GP Batteries International Ltd..............................    Singapore              1,346,000              3,651,075
*GP Batteries International Ltd., wts.......................    Singapore                336,500                320,582
+Techtronic Industries Co. Ltd..............................    Hong Kong             29,104,621             10,046,437
                                                                                                         --------------
                                                                                                             16,207,293
                                                                                                         --------------
ELECTRONIC COMPONENTS & INSTRUMENTS 2.0%
Draka Holding NV............................................   Netherlands               333,485             14,061,336
Swisslog Holding AG.........................................   Switzerland               132,500              9,793,381
Twentsche Kabel Holdings NV.................................   Netherlands               102,525              5,538,620
VTech Holdings Ltd..........................................    Hong Kong              4,533,000              8,540,138
                                                                                                         --------------
                                                                                                             37,933,475
                                                                                                         --------------
ENERGY SOURCES 0.1%
Transportadora de Gas del Sur SA, ADR B.....................    Argentina                119,104              1,399,472
                                                                                                         --------------
FINANCIAL SERVICES 1.9%
A.G. Edwards Inc............................................  United States               83,900              3,335,025
Alex Brown Inc..............................................  United States              142,950             12,106,078
Dah Sing Financial Holdings Ltd.............................    Hong Kong              1,766,000              7,383,496
London Pacific Group Ltd....................................  United Kingdom             292,952                989,815
Manhattan Card Co. Ltd......................................    Hong Kong             20,130,639              7,403,358
Om Gruppen AB...............................................      Sweden                 139,000              3,881,992
Peregrine Investments Holdings Ltd..........................    Hong Kong              1,071,500              1,991,045
                                                                                                         --------------
                                                                                                             37,090,809
                                                                                                         --------------
FOOD & HOUSEHOLD PRODUCTS 5.9%
Albert Fisher Group Plc.....................................  United Kingdom           2,508,924              1,565,308
*Alicorp SA, 144A...........................................       Peru                2,212,000              2,875,975
Bombril SA..................................................      Brazil           1,534,876,400             13,499,600
CP Pokphand Co. Ltd.........................................    Hong Kong             23,241,100              7,572,589
Cafe de Coral Holdings Ltd..................................    Hong Kong             11,536,885              3,051,889
Chareon Pokphand Feedmill Public Co. Ltd., fgn..............     Thailand                 31,300                 71,407
Hazlewood Foods Plc.........................................  United Kingdom           6,452,423             14,115,884

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                 COUNTRY              SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS AND WARRANTS (CONT.)
FOOD & HOUSEHOLD PRODUCTS (CONT.)
Herdez SA de CV, new........................................      Mexico               5,795,400         $    4,170,424
*JP Foodservice Inc.........................................  United States              511,500             15,568,781
Lindt & Spruengli Chocolate Works Ltd., partn. ctf..........   Switzerland                 4,380              7,269,343
McBride Plc.................................................  United Kingdom           3,800,000              9,113,744
National Foods Ltd..........................................    Australia              8,172,661             11,537,196
Oshawa Group Ltd. (The).....................................      Canada                 844,700             13,020,189
Panamerican Beverages Inc., A...............................      Mexico                 234,400              7,046,650
Perkins Foods Plc...........................................  United Kingdom             473,500                713,599
PT Japfa Comfeed Indonesia TBK..............................    Indonesia              2,685,000              1,041,400
Vetropack AG................................................   Switzerland                 7,130              1,269,578
                                                                                                         --------------
                                                                                                            113,503,556
                                                                                                         --------------
FOREST PRODUCTS & PAPER 4.1%
Boise Cascade Corp..........................................  United States              122,615              4,850,956
Cartiere Burgo SpA..........................................      Italy                1,045,835              5,993,210
+Crown-Van Gelder Papier SA.................................   Netherlands                74,720              6,249,643
*Empaques Ponderosa SA de CV, B.............................      Mexico               4,018,800              3,046,893
Fletcher Challenge Ltd. Forestry Division...................   New Zealand             4,211,532              4,950,597
Hung Hing Printing Group Ltd................................    Hong Kong             18,295,508             13,693,006
Mayr-Melnhof Karton AG......................................     Austria                  61,800              3,557,010
Metsa Serla OY, B...........................................     Finland               1,185,460              9,802,951
Munksjo AB..................................................      Sweden               1,300,000             14,027,471
Norske Skogindustrier AS, A.................................      Norway                  11,000                407,478
Primex Forest Products Ltd..................................      Canada                 300,000              1,739,475
*Shorewood Packaging Corp...................................  United States              495,800             10,721,675
                                                                                                         --------------
                                                                                                             79,040,365
                                                                                                         --------------
HEALTH & PERSONAL CARE 4.5%
Apothekers Cooperatie OPG VA, partn. ctf....................   Netherlands               180,000              5,756,458
Esaote Biomedica SpA, ADR, 144A.............................      Italy                   34,975                862,761
Gedeon Richter Ltd., GDR, 144A..............................     Hungary                  57,480              5,483,592
*Haemonetics Corp...........................................  United States              254,900              4,651,925
Internatio-Mueller NV.......................................   Netherlands               628,092             20,117,485
Medeva Plc..................................................  United Kingdom           3,237,911             11,543,542
Pacific Chemical Co. Ltd....................................   South Korea               110,000              2,718,006
*Paragon Trade Brands Inc...................................  United States              400,000              6,375,000
*Physician Corp. of America.................................  United States              664,000              4,523,500
*Playtex Products Inc.......................................  United States            1,047,800             10,281,538
Pliva DD, GDR, 144A.........................................     Croatia                 233,185              3,888,360
*Quorum Health Group Inc....................................  United States              117,000              3,985,313
*Sunrise Medical Inc........................................  United States              384,100              5,689,481
Swank International Manufacturing Co. Ltd...................    Hong Kong             14,994,000              1,625,261
                                                                                                         --------------
                                                                                                             87,502,222
                                                                                                         --------------
INDUSTRIAL COMPONENTS 3.3%
Charter Plc.................................................  United Kingdom             189,913              2,366,642
Gencorp Inc.................................................  United States              641,000             17,146,750
Hoeganaes AB, B free........................................      Sweden                 238,000              7,976,236

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                 COUNTRY              SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS AND WARRANTS (CONT.)
INDUSTRIAL COMPONENTS (CONT.)
Otra NV.....................................................   Netherlands               227,000         $    3,227,700
Sylea SA....................................................      France                  76,400              6,792,006
Walbro Corp.................................................  United States              305,000              6,557,500
Weir Group Plc..............................................  United Kingdom           4,523,412             19,461,762
                                                                                                         --------------
                                                                                                             63,528,596
                                                                                                         --------------
INSURANCE 5.1%
Allied Group Inc............................................  United States              331,500             14,668,875
American Bankers Insurance Group Inc........................  United States              153,615             10,138,590
Capital RE Corp.............................................  United States              120,000              6,097,500
CMAC Investment Corp........................................  United States              260,000             11,992,500
Conseco Inc.................................................  United States              473,460             20,358,780
Enhance Financial Services Group Inc........................  United States              145,000              6,706,250
*Fairfax Financial Holdings Ltd.............................      Canada                  70,000             19,613,210
London Insurance Group Inc..................................      Canada                 400,000              9,680,556
                                                                                                         --------------
                                                                                                             99,256,261
                                                                                                         --------------
LEISURE & TOURISM 0.7%
Kuoni Reisen Holding AG, B..................................   Switzerland                 2,598             10,692,256
+Tourism Holdings Ltd.......................................   New Zealand             2,340,000              2,989,823
                                                                                                         --------------
                                                                                                             13,682,079
                                                                                                         --------------
MACHINERY & ENGINEERING 3.0%
Bucher Holding AG...........................................   Switzerland                 4,226              4,287,761
China International Marine Containers, B....................      China                2,197,853              2,722,677
Fives-Lille.................................................      France                 132,750              9,069,713
Heidemij NV.................................................   Netherlands               275,655              2,902,345
IHC Caland NV...............................................   Netherlands               118,000              6,763,592
Lucas Variety Plc., ADR.....................................  United Kingdom             248,200              7,864,838
Saurer AG...................................................   Switzerland                 6,000              4,402,486
SIG Schweizerische Industrie-Gesell, br.....................   Switzerland                 4,950             14,302,033
Valmet (OY).................................................     Finland                 381,600              5,511,735
                                                                                                         --------------
                                                                                                             57,827,180
                                                                                                         --------------
MERCHANDISING 4.7%
David Jones Ltd.............................................    Australia              2,502,120              3,642,578
De Boer Unigro..............................................   Netherlands               387,500             12,869,004
Det Danske Traelastkompagni AS..............................     Denmark                 107,000              9,321,127
Giordano International Ltd..................................    Hong Kong             10,448,674              7,415,666
*Gymboree Inc...............................................  United States              395,000              9,677,500
*Hechinger Co., A...........................................  United States            1,362,400              2,809,950
Hudsons Bay Co..............................................      Canada                 596,900             15,047,719
J.C. Penney Co. Inc.........................................  United States              103,476              6,208,560
Li & Fung Ltd...............................................    Hong Kong             10,017,000             10,211,536
Moebel Walther AG...........................................     Germany                 148,410              7,808,890
Sa des Galeries Lafayette...................................      France                   5,540              2,015,640
Somerfield Plc..............................................  United Kingdom           1,069,600              3,371,262
                                                                                                         --------------
                                                                                                             90,399,432
                                                                                                         --------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                 COUNTRY              SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS AND WARRANTS (CONT.)
METALS & MINING 5.0%
AK Steel Holding Corp.......................................  United States              270,000         $   12,217,500
*+Angang New Steel Company Ltd., H, 144A....................      China               46,154,000             15,484,922
Antofagasta Holdings Plc....................................      Chile                1,188,400              7,606,962
Birmingham Steel Corp.......................................  United States              570,000             10,687,500
Boehler Uddeholm AG.........................................     Austria                  41,950              3,283,201
Boehler Uddeholm AG, 144A...................................     Austria                   8,120                635,509
Boehler Uddeholm AG, 144A, seasoned.........................     Austria                  71,200              5,572,442
Century Aluminum Co.........................................  United States              214,000              3,531,000
Eramet SA...................................................      France                  29,011              1,399,398
Impala Platinum Holdings Ltd................................   South Africa            1,322,000             14,652,883
PT Tambang Timah (Persero), fgn.............................    Indonesia              5,282,000              6,947,656
Quanex Corp.................................................  United States              150,000              5,446,875
Vallourec...................................................      France                 154,855              9,228,789
                                                                                                         --------------
                                                                                                             96,694,637
                                                                                                         --------------
MISCELLANEOUS MATERIALS & COMMODITIES 0.8%
IMC Global Inc..............................................  United States              160,000              5,630,000
Korea Chemical Co Ltd.......................................   South Korea                89,580              6,884,508
Thai Glass Industries Public Co. Ltd., fgn..................     Thailand              1,089,700              2,422,264
                                                                                                         --------------
                                                                                                             14,936,772
                                                                                                         --------------
MULTI-INDUSTRY 2.4%
*Amer Group Ltd., A.........................................     Finland                 397,000              7,660,149
DESC SA, B..................................................      Mexico                 694,701              5,802,563
La Cemento Nacional CA, GDR, 144A...........................     Ecuador                  27,575              6,066,500
Marine Wendel...............................................      France                  89,189              9,132,982
Nagron Nationaal Grondbezit NV..............................   Netherlands               292,000              8,217,663
Pioneer Industries International Holdings Ltd...............    Hong Kong              7,099,400              2,794,138
Saha Union Public Co. Ltd., fgn.............................     Thailand                 31,000                 18,134
Wagon Industrial Holdings Plc...............................  United Kingdom           1,827,400              7,151,584
                                                                                                         --------------
                                                                                                             46,843,713
                                                                                                         --------------
REAL ESTATE 1.5%
Asean Resources Holdings Ltd................................    Hong Kong              7,393,649              2,504,462
*Catellus Development Corp..................................  United States              550,000             10,587,500
New Asia Realty and Trust Co. Ltd., A.......................    Hong Kong              3,583,000             13,130,808
Tai Cheung Holdings Ltd.....................................    Hong Kong              3,630,000              2,693,400
                                                                                                         --------------
                                                                                                             28,916,170
                                                                                                         --------------
RECREATION & OTHER CONSUMER GOODS 0.2%
Fila Holding SpA, ADR.......................................      Italy                  116,700              3,566,644
                                                                                                         --------------
TELECOMMUNICATIONS 0.8%
*Digital Telecommunications Philippines Inc.................   Philippines             5,618,000                422,880
*Millicom International Cellular SA.........................    Luxembourg               100,000              5,100,000
Telmex-Telefonos de Mexico SA, L............................      Mexico               4,592,972             10,541,054
                                                                                                         --------------
                                                                                                             16,063,934
                                                                                                         --------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                 COUNTRY              SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS AND WARRANTS (CONT.)
TEXTILES & APPAREL 3.0%
Daehan Synthetic Fiber Co. Ltd..............................   South Korea                 4,580         $      390,759
Fountain Set Holdings Ltd...................................    Hong Kong             35,262,000              8,053,905
*Fruit of the Loom Inc., A..................................  United States              102,000              2,728,500
Gamma Holdings NV...........................................   Netherlands               180,000              9,033,210
Inner Mongolia Erdos Cashmere Products, B...................      China                6,200,000              4,761,600
Kellwood Co.................................................  United States              271,600              9,811,550
+Tungtex (Holdings) Co. Ltd.................................    Hong Kong             35,573,000              5,324,818
Yizheng Chemical Fibre Co. Ltd., H..........................      China               23,734,600             17,304,405
                                                                                                         --------------
                                                                                                             57,408,747
                                                                                                         --------------
TRANSPORTATION 5.4%
Airborne Freight Corp.......................................  United States              309,900             15,262,575
Anangel-American Shipholdings Ltd., ADR.....................      Greece                 446,800              5,249,900
*Fritz Companies............................................  United States            1,013,900             13,180,700
Helikopter Services Group ASA...............................      Norway                 591,700              7,517,218
IMC Holdings Ltd............................................    Hong Kong              6,654,000              3,176,953
Malaysian International Shipping Corp. Bhd., fgn............     Malaysia              1,233,333              2,530,995
*MS Carriers Inc............................................  United States              202,400              4,756,400
*OMI Corp...................................................  United States            1,065,000             11,315,625
Orient Overseas International Ltd...........................    Hong Kong              3,560,000              2,411,768
PT Steady Safe, fgn.........................................    Indonesia              8,800,820              5,268,619
Sea Containers Ltd., A......................................  United Kingdom             461,000             10,948,750
Singapore Bus Service (1978) Ltd., fgn......................    Singapore                300,100              1,360,030
*Stena Line AB, B free......................................      Sweden               1,620,000              6,807,068
Stolt Nielsen SA............................................      Norway                 200,000              4,700,000
Stolt Nielsen SA, ADR.......................................      Norway                 100,000              2,412,500
Tranz Rail Holdings Ltd., ADR...............................   New Zealand                77,390              1,301,119
Unitor AS...................................................      Norway                 470,000              6,599,623
                                                                                                         --------------
                                                                                                            104,799,843
                                                                                                         --------------
UTILITIES ELECTRICAL & GAS 2.3%
Central Costanera SA, ADR, 144A.............................    Argentina                 21,500                740,406
Electricas Reunidas de Zaragoza.............................      Spain                  327,869             12,476,317
Electricidad de Caracas.....................................    Venezuela              3,021,410              5,112,688
Gesa-Gas y Electricidad SA..................................      Spain                  331,283             20,517,724
Guangdong Electric Power Development Co Ltd, B, 144A........      China                  300,000                218,337
Public Service Co. of New Mexico............................  United States              206,000              3,759,500
Shandong Huaneng Power......................................      China                  160,300              1,913,581
                                                                                                         --------------
                                                                                                             44,738,553
                                                                                                         --------------
WHOLESALE & INTERNATIONAL TRADE 2.1%
Bergen Brunswig Corp., A....................................  United States              262,500             11,025,000
Dahl International AB.......................................      Sweden                 245,000              4,618,592
Dahl International AB, 144A.................................      Sweden                 255,000              4,807,106
Davids Ltd..................................................    Australia              8,500,000              4,437,239
Eurodis Electron Plc........................................  United Kingdom           1,500,000              3,366,608
Sime Darby Hongkong Ltd.....................................    Hong Kong             11,067,000             11,995,974
                                                                                                         --------------
                                                                                                             40,250,519
                                                                                                         --------------
TOTAL COMMON STOCKS, RIGHTS AND WARRANTS (COST
  $1,155,736,713)...........................................                                              1,659,219,530
                                                                                                         --------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                 COUNTRY              SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 3.1%
Ballast Nedam NV, ctf., conv., pfd..........................   Netherlands                90,040         $    4,474,312
Cia Brasileira de Petroleo Ipiranga, pfd....................      Brazil             117,495,000              1,883,795
*Empresa Nacional de Comercio Redito Participacoe, pfd......      Brazil              23,829,100              8,514,291
Electrolux Do Brasil SA, pfd................................      Brazil           1,725,760,000              2,213,526
Hollinger International Inc., conv., pfd., Pride............  United States              559,000              6,673,062
Hugo Boss AG, pfd...........................................     Germany                   6,000              7,975,630
Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR.........  United States               46,000              5,428,000
Unibanco-Uniao de Bancos Brasileiros SA, pfd................      Brazil             274,381,688              9,301,073
Weg SA, pfd.................................................      Brazil              17,249,300             14,030,168
                                                                                                         --------------
TOTAL PREFERRED STOCKS (COST $39,311,795)...................                                                 60,493,857
                                                                                                         --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
SHORT TERM OBLIGATIONS 10.8% U.S. GOVERNMENT AND GOVERNMENT
 AGENCIES
    Federal Farm Credit Banks, 9/29/97......................  United States       $    7,711,000              7,679,539
    Federal Home Loan Mortgage Corp., 9/15/97...............  United States           16,060,000             16,028,458
    Federal National Mortgage Association, 11/17/97.........  United States          133,100,000            132,153,597
  (a)REPURCHASE AGREEMENTS
    UBS Securities Inc., 5.45%, 9/2/97 (Maturity Value
      $53,796,557)
    Collateral: U.S. T Note, 6.00%, 9/30/98.................  United States           53,764,000             53,764,000
                                                                                                         --------------
TOTAL SHORT TERM OBLIGATIONS (COST $209,587,694)............                                                209,625,594
                                                                                                         --------------
TOTAL INVESTMENTS 99.8% (COST $1,404,636,202)...............                                              1,929,338,981
OTHER ASSETS, LESS LIABILITIES 0.2%.........................                                                  3,173,524
                                                                                                         --------------
TOTAL NET ASSETS 100.0%.....................................                                             $1,932,512,505
                                                                                                         ==============

*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 1997 were $65,355,687.
(a)At August 31, 1997, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

Assets:
 Investments in securities, at value (cost $1,404,636,202)..........................  $1,929,338,981
 Cash...............................................................................         173,811
 Receivables:
  Investment securities sold........................................................       3,466,165
  Capital shares sold...............................................................       4,823,194
  Dividends and interest............................................................       2,967,619
                                                                                      --------------
     Total assets...................................................................   1,940,769,770
                                                                                      --------------
Liabilities:
 Payables:
  Investment securities purchased...................................................       2,111,460
  Capital shares redeemed...........................................................       3,288,663
 Accrued expenses and other liabilities.............................................       2,857,142
                                                                                      --------------
     Total liabilities..............................................................       8,257,265
                                                                                      --------------
      Net assets, at value..........................................................  $1,932,512,505
                                                                                      ==============
Net assets consist of:
 Undistributed net investment income................................................  $   18,349,708
 Net unrealized appreciation........................................................     524,702,779
 Accumulated net realized gain......................................................      77,258,392
 Capital shares.....................................................................   1,312,201,626
                                                                                      --------------
      Net assets, at value..........................................................  $1,932,512,505
                                                                                      ==============
CLASS I:
 Net asset value per share ($1,881,546,506 4 197,394,010 shares outstanding)........          $ 9.53
                                                                                      ==============
 Maximum offering price per share ($9.53 4 94.25%)..................................          $10.11
                                                                                      ==============
CLASS II:
 Net asset value per share ($43,071,147 4 4,573,588 shares outstanding).............          $ 9.42
                                                                                      ==============
 Maximum offering price per share ($9.42 4 99.00%)..................................          $ 9.52
                                                                                      ==============
ADVISOR CLASS:
 Net asset value and offering price per share ($7,894,852 / 826,488 shares
   outstanding).....................................................................          $ 9.55
                                                                                      ==============

                       See notes to financial statements.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1997

Investment income:
(net of $3,297,146 foreign taxes withheld)
 Dividends..............................................................   $35,615,805
 Interest...............................................................    12,010,301
                                                                           -----------
     Total investment income............................................                  $ 47,626,106
Expenses:
 Management fees (Note 3)...............................................    13,090,483
 Administrative fees (Note 3)...........................................     1,884,048
 Distribution Fees (Note 3)
  Class I...............................................................     4,189,942
  Class II..............................................................       268,433
 Transfer agent fees (Note 3)...........................................     1,782,400
 Custodian fees.........................................................       849,000
 Reports to shareholders................................................       463,250
 Professional fees (Note 3).............................................        68,500
 Registration and filing fees...........................................       129,575
 Directors' fees and expenses...........................................        77,000
 Other..................................................................        34,683
                                                                           -----------
     Total expenses.....................................................                    22,837,314
                                                                                          ------------
      Net investment income.............................................                    24,788,792
                                                                                          ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...........................................................   131,957,614
  Foreign currency transactions.........................................      (778,877)
                                                                           -----------
 Net realized gain......................................................                   131,178,737
 Net unrealized appreciation on investments.............................                   222,212,496
                                                                                          ------------
Net realized and unrealized gain........................................                   353,391,233
                                                                                          ------------
Net increase in net assets resulting from operations....................                  $378,180,025
                                                                                          ============

                       See notes to financial statements.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1997 AND 1996

                                                                          1997                 1996
                                                                     -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................. $   24,788,792       $   28,543,879
  Net realized gain from investments and foreign currency
    transactions....................................................    131,178,737          158,727,706
  Net unrealized appreciation (depreciation) on investments.........    222,212,496          (23,274,642)
                                                                     -----------------------------------
      Net increase in net assets resulting from operations..........    378,180,025          163,996,943
 Distributions to shareholders from:
  Net investment income
   Class I..........................................................    (22,987,597)         (20,150,116)
   Class II.........................................................       (172,517)             (50,894)
  Net realized gains
   Class I..........................................................   (146,191,211)        (164,590,927)
   Class II.........................................................     (1,716,515)            (494,045)
 Capital share transactions (Note 2)
   Class I..........................................................    134,713,084          118,750,930
   Class II.........................................................     23,892,832           12,511,697
   Advisor Class....................................................      7,097,043                   --
                                                                     -----------------------------------
      Net increase in net assets....................................    372,815,144          109,973,588
Net assets:
 Beginning of year..................................................  1,559,697,361        1,449,723,773
                                                                     -----------------------------------
 End of year........................................................ $1,932,512,505       $1,559,697,361
                                                                     ===================================
Undistributed net investment income included in net assets:
 Beginning of year.................................................. $   18,851,474       $   10,508,605
                                                                     ===================================
 End of year........................................................ $   18,349,708       $   18,851,474
                                                                     ===================================

                       See notes to financial statements.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a diversified, open-end, investment company. The Fund seeks to achieve its objectives by investing primarily in securities of smaller companies globally. The following summarizes the Fund's significant accounting policies.

a. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (cont.)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL SHARES

The Fund offers three classes of shares: Class I, Class II, and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At August 31, 1997, there were 1.50 billion shares authorized ($0.20 par value) of which 750 million, 550 million, and 200 million were designated as Class I shares, Class II shares, and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                                              YEAR ENDED AUGUST 31,
                                                        -----------------------------------------------------------------
                                                                    1997                                 1996
                                                        -----------------------------------------------------------------
                       CLASS I:                           SHARES          AMOUNT               SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold............................................  25,217,003    $ 218,613,865          20,182,579    $ 165,480,309
Shares issued on reinvestment of distributions.........  18,115,924      148,573,941          20,586,393      160,467,664
Shares redeemed........................................ (26,636,251)    (232,474,722)        (25,112,503)    (207,197,043)
                                                        -----------------------------------------------------------------
Net increase...........................................  16,696,676    $ 134,713,084          15,656,469    $ 118,750,930
                                                        =================================================================

                       CLASS II:                          SHARES          AMOUNT               SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold............................................   3,007,827    $  26,358,916           1,602,914    $  13,112,922
Shares issued on reinvestment of distributions.........     214,255        1,742,190              64,332          497,295
Shares redeemed........................................    (476,380)      (4,208,274)           (133,035)      (1,098,520)
                                                        -----------------------------------------------------------------
Net increase...........................................   2,745,702    $  23,892,832           1,534,211    $  12,511,697
                                                        =================================================================

                                                           PERIOD ENDED AUGUST 31,
                                                                    1997*
                                                          --------------------------
                     ADVISOR CLASS:                        SHARES         AMOUNT
------------------------------------------------------------------------------------
Shares sold.............................................. 1,052,028    $   9,160,119
Shares redeemed..........................................  (225,540)      (2,063,076)
                                                          --------------------------
Net increase.............................................   826,488    $   7,097,043
                                                          ==========================

*Effective date of Advisor Class shares was January 2, 1997.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (cont.)

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin Templeton Distributors, Inc. (Distributors), and Franklin Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED FEE RATE                  AVERAGE DAILY NET ASSETS
        ---------------------------------------------------------------------------
               0.15%           $200 million
               0.135%          Over $200 million, up to and including $700 million
               0.10%           Over $700 million, up to and including $1.2 billion
               0.075%          Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31,1997 there were no unreimbursed costs.

Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the period of $375,271 and $12,143, respectively.

During the year ended August 31, 1997 legal fees of $18,430 were paid to a law firm in which an officer of the Fund is a partner.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1997 aggregated $423,324,152 and $389,073,255, respectively.

5.  INCOME TAXES

At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,406,743,171 was as follows:

        Unrealized appreciation...........  $597,965,284
        Unrealized depreciation...........   (75,369,474)
                                            --------------
        Net unrealized appreciation.......  $522,595,810
                                            ==============

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Smaller Companies Fund, Inc. as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Smaller Companies Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN, LLP

New York, New York
September 26, 1997

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $117,200,000 as a capital gain dividend for the fiscal year ended August 31, 1997.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 14.86% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1997.

                       This page intentionally left blank

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German Government Bond Fund
Franklin Templeton Global  Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and  Income Fund

GLOBAL INCOME
Franklin Global Government  Income Fund
Franklin Templeton Hard  Currency Fund
Franklin Templeton High Income  Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton Conservative  Target Fund
Franklin Templeton Moderate  Target Fund
Franklin Templeton Growth  Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin U.S. Government  Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR CORPORATIONS
Franklin Corporate Qualified Dividend Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free  Income Fund
Tax-Exempt Money Fund


FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.

+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.


                                                                         09/97.1

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton Global Smaller Companies Fund, Inc., which contains more complete information including charges and expenses.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factor. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

103 A97 10/97
TL103 A97                              [RECYCLE LOGO] PRINTED ON RECYCLED PAPER